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                                                                    Exhibit 10.5

                            BIOMED REALTY TRUST, INC.

                        2004 EQUITY INCENTIVE AWARD PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

      THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is made as of _____________, 2005, by and between BioMed Realty Trust, Inc., a Maryland corporation (the "Company"), and __________ (the "Participant"). This Agreement is subject to all of the terms and conditions as set forth herein and in the Company's 2004 Equity Incentive Award Plan (the "Plan"), which is incorporated herein by reference. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Plan.

      The parties agree as follows:

      1.    Sale of Stock.

            (a) Subject to the terms and conditions of this Agreement and the Plan, the Company hereby agrees to issue to the Participant __________ shares of the Company's Stock (the "Shares") for good and valuable consideration which the Company has determined to exceed the par value of the Company's Stock.

            (b) The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and the Participant shall agree (the "Issuance Date"). Subject to the provisions of
Section 4 below, on the Issuance Date, the Company will deliver to the Participant a certificate representing the Shares to be issued to the Participant (which shall be issued in the Participant's name).

      2.    Forfeiture Restriction.

            (a) Subject to the provisions of Section 2(b) below, if the Participant ceases to be an Employee, Director or Consultant of the Company, the Partnership or any of their Subsidiaries for any or no reason, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the "Forfeiture Restriction"). Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being forfeited by the Participant.

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            (b)   Provided that the Participant continues to be an Employee,
Director or Consultant of the Company, the Partnership or any of their Subsidiaries on such date, the Shares shall be released from the Forfeiture Restriction as follows:

            (c) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as "Unreleased Shares."

            3. Restrictions on Transfer. No Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

      4.    Escrow of Shares.

            (a) The Participant hereby authorizes and directs the secretary of the Company, or such other person designated by the Board, to transfer the Unreleased Shares which have been forfeited by the Participant to the Company.

            (b) To insure the availability for delivery of the Participant's Unreleased Shares in the event of forfeiture of such Shares by the Participant pursuant to Section 2, the Participant hereby appoints the secretary, or any other person designated by the Administrator as escrow agent, as its attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, forfeited by the Participant pursuant to Section 2 and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Administrator, the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unreleased Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and the Participant attached as Exhibit B hereto, until the shares are forfeited by the Participant as provided in Section 2, until such Unreleased Shares are released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to the Participant the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Participant in accordance with the terms of the Joint Escrow Instructions attached as Exhibit B hereto, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

            (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

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      5.    Stock Certificate Legends. The share certificate(s) evidencing the
Shares issued hereunder shall be endorsed with the following legends and any other legend required by any applicable state securities laws:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      6. Adjustment for Stock Split. All references to the number of Shares in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the Shares which may be made by the Company after the date of this Agreement.

      7. Taxes. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment to the Company, the Partnership or any of their Subsidiaries in cash or deduction from other compensation payable to the Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance or lapsing of restrictions on the Shares. The Company shall not be obligated to deliver any new certificate representing vested Shares to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant of the Shares or the lapse or removal of the Forfeiture Restriction.

      8. Section 83(b). Participant covenants that he or she will not make an election under Section 83(b) of the Code with respect to the receipt of any of the Shares without the consent of the Administrator, which the Administrator may grant or withhold in its sole discretion.

      9. Ownership Limit and REIT Status. The Forfeiture Restriction on the Shares shall not lapse if the lapsing of such restrictions would likely result in any of the following:

            (a) a violation of the restrictions or limitations on ownership provided for from time to time under the terms of the organizational documents of the Company; or

            (b) income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Section 856 through 860 of the Code.

      10. Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Section 4, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

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      11.   Limitations Applicable to Section 16 Persons. Notwithstanding any
other provision of the Plan or this Agreement, if the Participant is subject to
Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      12.   General Provisions.

            (a) This Agreement shall be governed by the laws of the State of California, without regard to conflicts of law principles thereof. This Agreement may only be modified or amended in a writing signed by both parties.

            (b) The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement between the Company and the Participant concerning the subject matter hereof. Any previous agreement between the Company and the Participant concerning the subject matter hereof is hereby terminated and superseded by this Agreement. Subject to the foregoing, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. Any attempted transfer of this Agreement not in compliance with the terms hereof shall be null and void.

            (c) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

            (d) THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE FORFEITURE RESTRICTION PURSUANT TO SECTION 2 HEREOF IS EARNED ONLY BY CONTINUING SERVICE TO THE COMPANY, THE PARTNERSHIP OR ONE OF THEIR SUBSIDIARIES AS AN "AT WILL" EMPLOYEE OR CONSULTANT OF THE COMPANY, THE PARTNERSHIP OR ONE OF THEIR SUBSIDIARIES OR A DIRECTOR OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE FORFEITURE RESTRICTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR DIRECTOR FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE THE PARTICIPANT'S EMPLOYMENT OR SERVICE TO THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE.

            (e) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, overnight air courier, or first class certified or registered mail, postage prepaid, and addressed to the parties at

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the addresses of the parties set forth at the end of this Agreement or such other address as a party may designate by five (5) days' advance written notice to the other parties hereto. All notices and communications shall be deemed to have been received unless otherwise set forth herein: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of facsimile transmission, on the date on which the sender receives electronic confirmation that such notice was received by the addressee; (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and (iv) in the case of mailing by first class certified or registered mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.

            (f) If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            (g) The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, or in exchange for, in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

            (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (i) The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party.

            (j) By his or her signature below, the Participant agrees to be bound by the terms and conditions of the Plan. The Participant has reviewed the Plan in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the this Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or this Agreement.

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      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

BIOMED REALTY TRUST, INC.:                  PARTICIPANT:

By: _________________________________       ____________________________________
    Name:
    Title:

Address:                                    Address:

BioMed Realty Trust, Inc.
17140 Bernardo Center Drive
Suite 222
San Diego, California 92128

                                CONSENT OF SPOUSE

      I, ____________________, spouse of ____________________, have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of BioMed Realty Trust, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of BioMed Realty Trust, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 2005

                                                   _____________________________
                                                   Signature of Spouse

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                                    EXHIBIT A

                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, _______________, hereby sells, assigns and transfers unto BIOMED REALTY TRUST, INC., a Maryland corporation, _______ shares of the Common Stock of BIOMED REALTY TRUST, INC., a Maryland corporation, standing in its name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ___________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between BIOMED REALTY TRUST, INC. and the undersigned dated ___________, 2005.

Dated: _______________, 200__
                                                   ________________________

INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of the stockholder.

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                                    EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

                                                            ______________, 2005

Secretary
BioMed Realty Trust, Inc.
17140 Bernardo Center Drive
Suite 222
San Diego, California 92128

Ladies and Gentlemen:

      As escrow agent (the "Escrow Agent") for both BioMed Realty Trust, Inc., a Maryland corporation (the "Company"), and the undersigned recipient of stock of the Company (the "Participant"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement") between the Company and the undersigned (the "Escrow"), in accordance with the following instructions:

      1. In the event of forfeiture by the Participant of any of the shares owned by the Participant pursuant to the Forfeiture Restriction set forth in the Agreement, the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall give to the Participant and you a written notice specifying the number of shares of stock forfeited and the date of forfeiture. The Participant and the Company hereby irrevocably authorize and direct you to effect the forfeiture contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of forfeiture indicated in such notice, you are directed (a) to date the stock assignments necessary for the forfeiture and transfer in question, (b) to fill in the number of shares being forfeited and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be forfeited and transferred, to the Company or its assignee.

      3. The Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Participant does hereby irrevocably constitute and appoint you as the Participant's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, the Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

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      4.    Upon written request of the Participant, but no more than once per calendar month, unless the Forfeiture Restriction has been enforced, you will deliver to the Participant a certificate or certificates representing so many shares of stock as are not then subject to the Forfeiture Restriction. Within one hundred twenty (120) days after any voluntary or involuntary termination of the Participant's services to the Company for any or no reason, you will deliver to the Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited pursuant to the Forfeiture Restriction set forth in Section 2 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Participant, you shall deliver all of the same to the Participant and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

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      12.   Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, overnight air courier, or first class certified or registered mail, postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of these Joint Escrow Instructions or such other address as a party may designate by five (5) days' advance written notice to the other parties hereto. All notices and communications shall be deemed to have been received unless otherwise set forth herein: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of facsimile transmission, on the date on which the sender receives electronic confirmation that such notice was received by the addressee; (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and (iv) in the case of mailing by first class certified or registered mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to conflicts of law principles thereof.

                            (Signature Page Follows)

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      IN WITNESS WHEREOF, the parties have executed these Joint Escrow
Instructions as of the date first written above.

                                          Very truly yours,

                                          BIOMED REALTY TRUST, Inc.

                                          By: __________________________________
                                          Name:
                                          Title:

                                          Address: 17140 Bernardo Center Drive
                                                   Suite 222
                                                   San Diego, California 92128

                                          PARTICIPANT:

                                          ______________________________________

                                          Address:

ESCROW AGENT:

By: _____________________________
    Gary A. Kreitzer,
    Secretary, BioMed Realty Trust, Inc.

Address: 17140 Bernardo Center Drive
         Suite 222
         San Diego, California 92128


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